SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 4, 1998
--------------------------------------------------------------------------------
               (Date of Report - date of earliest event reported)

                        Health Outcomes Management, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



Minnesota                                 0-15936                41-1546471
--------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
incorporation or organization)                               Identification No.)


            2331 University Avenue S.E., Minneapolis, Minnesota 55414
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (612) 378-3053
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                    Data Med Clinical Support Services, Inc.
                           2331 University Avenue S.E.
                          Minneapolis, Minnesota 55414
--------------------------------------------------------------------------------
                            (Former Name and Address)

ITEMS 1 THROUGH 3 AND ITEMS 5, 6, 8, AND 9 ARE NOT APPLICABLE AND ARE THEREFORE OMITTED.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            The Registrant has dismissed its principal accounting firm, KPMG Peat Marwick LLP ("KPMG"), after such dismissal was proposed and approved by the Board of Directors of the Registrant (the "Board') by action of the Board dated effective May 4, 1998, and hired a new firm, Schweitzer Rubin Karon & Bremer, effective as of May 4, 1998.

            KPMG's report on the consolidated financial statements of the Registrant for each of the past two years has contained an emphasis paragraph relating to the Company's ability to continue as a going concern.

            There have been no disagreements with KPMG on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure.

            The Company has requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agreed with the statements made by the Company herein. The Company delivered a copy of this Form 8-K to KPMG on May 7, 1998. The Company will file by amendment, as an exhibit to this Form 8-K report, a copy of such letter when it is received.

ITEM 7.  EXHIBITS AND FINANCIAL STATEMENTS

(c)         Exhibits:

            16.         (letter to be filed by amendment, see above)

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 11, 1998


                                 HEALTH OUTCOMES MANAGEMENT, INC.


                                 By: /s/ Peter Zugschwert
                                    --------------------------------------------
                                    Peter J. Zugschwert, Chief Executive Officer

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 11, 1998


                                 HEALTH OUTCOMES MANAGEMENT, INC.


                                 By: /s/ Peter Zugschwert
                                    --------------------------------------------
                                    Peter J. Zugschwert, Chief Executive Officer